SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) January 9, 2003

NATIONAL VISION, INC.
(Exact name of registrant as specified in its charter)

Commission File No: 0-20001

Georgia	58-1910859
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification number)

296 Grayson Highway
Lawrenceville, Georgia 30045

(770)-822-3600
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

ITEM 5.          OTHER EVENTS.

On January 9, 2003, the Company issued the press release, which is attached as Exhibit 99.1 hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NATIONAL VISION, INC.

Dated: January 9, 2003	By: /s/ Angus Morrison
Angus Morrison Senior Vice President Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
99.1	Press release, dated January 9, 2003